                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8--K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934


      Date of Report (Date of earliest event reported)  September 5, 1995



                             TRISTAR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-13099                     13-3129318
--------------------------------------------------------------------------------
 (State or other                  (Commission                 (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation)


12500 San Pedro Avenue, Suite 500, San Antonio, Texas                  78216
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code    (210) 402-2200
                                                  ------------------------------


                               Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.

a(1)  Dismissal of Independent Accountant.

         (i) On September 5, 1995, the Registrant advised Coopers & Lybrand, L.L.P. ("Coopers") that the Registrant intended to retain a different independent accounting firm for the audit of its financial statements for the year ending August 31, 1995. Coopers had been engaged as the principal accountant to audit the Registrant's consolidated financial statements.

         (ii) Coopers' reports on the Registrant's consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that a report filed in connection with the Registrant's consolidated financial statements for the year ended August 31, 1993, contained an explanatory paragraph relating to a federal grand jury investigation being conducted on the Registrant. The explanatory paragraph indicated that because the ultimate outcome of the investigation could not be determined, no provision for any liability that may result from the investigation had been made by the Registrant in the financial statements.

         (iii) The Audit Committee of the Registrant's Board of Directors recommended the action taken with respect to Coopers.

         (iv) There have been no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year which disagreement(s), if not resolved to Coopers' satisfaction, would have caused Coopers to make reference to the subject matter of the disagreement(s) in connection with its report.

         (v) Coopers did not advise the Registrant during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year:

                 (A) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

                 (B) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

                 (C) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or
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                          reliability of either: a previously issued audit
                          report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

                 (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or
                          (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         (vi) The Registrant has requested Coopers to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Coopers' letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.

a(2)     Engagement of New Independent Accountant.

         (i) KPMG Peat Marwick, LLP ("Peat Marwick") had been engaged by the Registrant as its new independent principal accountant to audit the Registrant's consolidated financial statements. This engagement was effective as of September 5, 1995.

         (ii) Prior to engaging Peat Marwick, the Registrant has not consulted with Peat Marwick during the Registrant's two most recent fiscal years or in the period since the end of the most recent fiscal year, in any matter regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that Peat Marwick concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in Paragraph (a)(1)(v)(A)-(D), above. Peat Marwick was the principal accountant for Eurostar Perfumes, Inc. ("Eurostar") prior to the merger of Eurostar with and into the Registrant on August 31, 1995.





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
Item 7.  Financial Statements and Exhibits.

         Exhibit Number   Description
         --------------   -----------
         Exhibit 16       Letter from Coopers & Lybrand, L.L.P. to the
                          Securities and Exchange Commission
                          pursuant to Item 304(a)(3) of Regulation S-K





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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRISTAR CORPORATION



                              By /s/ Loren M. Eltiste
                                 ----------------------------------------------
                                      Loren M. Eltiste
                                      Vice President, Chief Financial Officer,
                                      Assistant Secretary and Principal
                                      Accounting Officer


DATE:  September 5, 1995





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
                              INDEX TO EXHIBITS


         Exhibit Number   Description
         --------------   -----------
         Exhibit 16       Letter from Coopers & Lybrand, L.L.P. to the
                          Securities and Exchange Commission
                          pursuant to Item 304(a)(3) of Regulation S-K